NEWS RELEASE                     CONTACT:    Cynthia W. Lee  (Investors)
                                             (612) 661-8859

                                             Elizabeth Anders  (Media)
                                             (612) 661-8853

TCF-Registration Mark-                       FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 801 Marquette Avenue, Minneapolis, Minnesota
55402-3475


                       TCF REPORTS THIRD-QUARTER EARNINGS


QUARTERLY HIGHLIGHTS
-- Record net interest margin
-- Income before special assessment rose 11 percent
-- Earnings per common share before special assessment rose 13 percent
-- Return on average assets increased to 1.58 percent before special assessment -- Non-performing assets 0.72 percent of total assets


EARNINGS SUMMARY                                                   Three Months             Nine Months
($  in thousands, except                                          Ended Sept. 30,          Ended Sept. 30,
per-share data)                                              ---------------------    --------------------
                                                                 1996         1995        1996        1995
                                                             --------   ----------    --------   ---------
Before FDIC special assessment and
  merger-related charges, net of tax:
     Income                                                   $27,038      $24,413     $79,976     $68,047
     Earnings per common share                                    .77          .68        2.25        1.89
Net income                                                      5,296       24,413      58,234      35,205
Earnings per common share                                         .15          .68        1.64         .97
Dividends declared per common share                             .1875       .15625      .53125       .4375
Net interest margin                                              5.36%        4.71%       5.23%       4.53%
Return on average assets                                         1.58(1)      1.32        1.53(1)     1.22(2)
Return on average realized common equity                        20.29(1)     20.38       20.14(1)    19.46(2)
Return on average common equity                                 20.56(1)     20.44       20.17(1)    19.52(2)



(1) Before FDIC special assessment
(2) Before merger-related charges

     MINNEAPOLIS, Oct. 14, 1996 -- TCF Financial Corporation (TCF) (NYSE:TCB) today reported record income of $27 million for the 1996 third quarter, excluding a one-time special assessment from the Federal Deposit Insurance Corporation (FDIC) to recapitalize the Savings Association Insurance Fund
(SAIF), up 11 percent from $24.4 million for the 1995 third quarter. On a per-common-share basis before the special assessment, TCF

                                     -MORE-
earned 77 cents for the 1996 third quarter, up 13 percent from 68 cents for the same period in 1995. Before the special assessment, return on average assets was a record 1.58 percent and return on average realized common equity was 20.29 percent for the 1996 third quarter, compared with 1.32 percent and 20.38 percent, respectively, for the 1995 third quarter.

     In the 1996 third quarter, TCF recognized a $34.8 million pretax charge resulting from a one-time special assessment by the FDIC to recapitalize the SAIF under federal legislation enacted Sept. 30. The legislation also provides for a reduction in deposit insurance premiums in subsequent periods. On an after-tax basis, the charge was $21.7 million, or 62 cents per common share, bringing TCF's net income for the 1996 third quarter to $5.3 million, or 15 cents per common share.

     "Our third-quarter results were highlighted by a record net interest margin of 5.36 percent and an 11 percent increase in fee income over last year," said TCF Chairman and Chief Executive Officer William A. Cooper. "We're also encouraged by the legislation to recapitalize the deposit insurance fund, which for TCF is expected to result in an $8.2 million annual savings in deposit insurance premiums."

     Before the special assessment and merger-related charges, earnings for the first nine months of 1996 totaled $80 million, up 18 percent from $68 million for the 1995 first nine months. On the same basis, year-to-date 1996 earnings per common share totaled $2.25, up 19 percent from $1.89 for year-to-date 1995. Return on average assets was 1.53 percent and return on average realized common equity was 20.14 percent for the first nine months before the special assessment, compared with 1.22 percent and 19.46 percent, respectively, before merger-related charges for the prior-year period. During the 1995 first quarter, TCF acquired Great Lakes Bancorp, Ann Arbor, Mich., and recorded $32.8 million in after-tax merger-related charges. Net income for the 1996 first nine months totaled $58.2 million, or $1.64 per common share, compared with $35.2 million, or 97 cents per common share, for the 1995 first nine months.

     Net interest income was $85.8 million for the 1996 third quarter, up 5 percent from $81.5 million for the 1995 third quarter. TCF's net interest margin was a record 5.36 percent for the 1996 third quarter, up from 4.71 percent for the 1995 third quarter and 5.27 percent

                                     -MORE-
for the 1996 second quarter. For the first nine months of 1996, net interest income and net interest margin were $256.1 million and 5.23 percent, respectively, compared with $236.4 million and 4.53 percent for the same 1995 period. The increases were primarily due to increased yields and growth of consumer loans, the favorable impact of the 1995 merger-related restructuring activities, the 1995 redemption of $34.5 million of 10 percent subordinated capital notes, and increased capital.

     Non-interest income (excluding a $4.6 million gain on the sale of $37.8 million of credit card receivables) totaled $38.1 million for the 1996 third quarter, up 11 percent from $34.2 million for the 1995 third quarter. Year-to-date non-interest income for 1996 (excluding gain on sale of credit card receivables, branch-sale gains and 1995 merger-related asset-sale losses) totaled $109.8 million, up 13 percent from $97.4 million for the same 1995 period. The improvement was largely due to increased deposit, title insurance, annuity and mutual fund revenues.

     Operating expenses (non-interest expense excluding the special assessment, provision for real estate losses and 1995 merger-related charges) totaled $78.8 million for the 1996 third quarter, up 9 percent from $72.3 million for the 1995 third quarter, and included $2.4 million for the relocation and consolidation of holding company and bank back-office operations. Operating expenses were $227.6 million for the first nine months of 1996, up 6 percent from $214.4 million for the same 1995 period. The increases from a year ago were primarily due to costs associated with expanded consumer lending and consumer finance operations, back-office relocation and consolidation, and other retail banking activities.

     Non-performing assets (principally real estate acquired through foreclosure and non-accrual loans) were $50.9 million at Sept. 30, down from $55.9 million at June 30 and $70.7 million at the end of 1995. The over-30-day delinquency rate on consumer loans was 1.63 percent at Sept. 30, compared with 1.64 percent at June 30 and 1.72 percent at year-end 1995.

     TCF provided $6.7 million for credit and real estate losses in the 1996 third quarter, compared with $3.1 million for the 1995 third quarter. Net loan charge-offs were $4.2

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
million, or 0.33 percent of average loans outstanding, in the 1996 third quarter, compared with $2 million, or 0.15 percent of average loans outstanding, in the prior-year period. At Sept. 30, TCF's allowance for loan losses totaled $71.6 million, up from $69.2 million at June 30 and $65.7 million at year-end 1995, and was 218 percent of non-accrual loans.

     Total loans were $5 billion at Sept. 30, down $227.6 million from year-end 1995. Declines of $305.7 million in residential real estate loans and $82.4 million in commercial loans were partially offset by an increase of $174.8 million in consumer loans. At Sept. 30, TCF's home equity loan portfolio totaled $1.3 billion of loans outstanding, an increase of $138.9 million from year-end 1995. TCF's consumer finance operation grew to $486.3 million in loans outstanding (principally auto and home equity loans) and 74 offices at Sept. 30, compared with $374.4 million and 70 offices at year-end 1995.

     Deposits totaled $5 billion at September 30, down $172.9 million from year-end 1995. Lower interest-cost checking, savings, and money market deposits totaled $2.6 billion and comprised 52 percent of total deposits. TCF had 666,000 checking accounts at September 30, up from 641,000 at June 30 and 622,000 at year-end 1995. The weighted average rate on total deposits at Sept. 30 was 3.33 percent, down from 3.60 percent at year-end 1995.

     At Sept. 30, book value per common share was $14.98 based on 34,870,195 common shares outstanding. TCF's market capitalization (the number of common shares outstanding multiplied by the stock price) totaled $1.3 billion at Sept.
30. TCF purchased 108,700 shares of its common stock during the third quarter and 1.1 million shares year-to-date under a stock repurchase program.

     TCF is a $7.1 billion stock savings bank holding company based in Minneapolis. Its bank subsidiaries operate in Minnesota, Illinois, and Wisconsin as TCF Bank, and in Michigan and Ohio as Great Lakes Bancorp. Other TCF affiliates include consumer finance, mortgage banking, title insurance, annuity and mutual fund sales companies.

                                     -MORE-

                   TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                   (Unaudited)

                                                                    Three Months Ended             Nine Months Ended
                                                                       September 30,                 September 30,
                                                                 -------------------------    -----------------------
                                                                    1996          1995            1996          1995
                                                                    ----          ----            ----          ----
Interest income:
  Interest on loans                                               $121,760      $125,066        $366,245      $362,324
  Interest on loans held for sale                                    4,351         5,252          13,461        13,825
  Interest on securities available for sale                         18,228           595          57,750         3,497
  Interest on investments                                            1,041         1,334           3,211         4,606
  Interest on mortgage-backed securities held to maturity              -          21,789             -          70,216
                                                                 ---------      --------       ---------     ---------
      Total interest income                                        145,380       154,036         440,667       454,468
                                                                 ---------      --------       ---------     ---------
Interest expense:
  Interest on deposits                                              42,090        48,060         129,760       145,446
  Interest on borrowings                                            17,496        24,489          54,783        72,595
                                                                 ---------      --------       ---------     ---------
      Total interest expense                                        59,586        72,549         184,543       218,041
                                                                 ---------      --------       ---------     ---------
           Net interest income                                      85,794        81,487         256,124       236,427
Provision for credit losses                                          6,564         2,951          16,189        12,563(1)
                                                                 ---------      --------       ---------     ---------
       Net interest income after provision for credit losses        79,230        78,536         239,935       223,864
                                                                 ---------      --------       ---------     ---------
Non-interest income:
  Fee and service charge revenues                                   26,130        22,680          73,741        65,975
  ATM network revenues                                               2,799         2,875           7,945         7,939
  Title insurance revenues                                           3,294         3,417          10,485         8,557
  Commissions on sales of annuities                                  2,454         1,846           6,989         6,774
  Gain on sale of loans held for sale                                1,345         1,646           3,422         2,018
  Gain (loss) on sale of securities available for sale                 -             -                85          (190)
  Gain on sale of loans                                              4,633           -             4,633           -
  Loss on sale of mortgage-backed securities                           -             -               -         (21,037)
  Gain on sale of loan servicing                                       -               3             -           1,532
  Gain on sale of branches                                             -             -             1,725         1,103
  Other                                                              2,028         1,700           7,119         4,482
                                                                 ---------      --------       ---------     ---------
      Total non-interest income                                     42,683        34,167         116,144        77,153
                                                                 ---------      --------       ---------     ---------
Non-interest expense:
  Compensation and employee benefits                                38,893        34,662         111,319       104,548
  Occupancy and equipment                                           12,589        12,544          37,902        37,556
  Advertising and promotions                                         3,976         3,916          13,329        12,643
  Federal deposit insurance premiums and assessments                 3,172         3,449           9,535        10,372
  Amortization of goodwill and other intangibles                       795           791           2,384         2,372
  Provision for real estate losses                                     121           195             418           736
  FDIC special assessment                                           34,803           -            34,803          -
  Merger-related expenses                                              -             -               -          21,733
  Cancellation cost on early termination of interest-rate
       exchange contracts                                              -             -               -           4,423
  Other                                                             19,390        16,983          53,168        46,951
                                                                 ---------      --------       ---------     ---------
      Total non-interest expense                                   113,739        72,540         262,858       241,334
                                                                 ---------      --------       ---------     ---------
          Income before income tax expense and
              extraordinary item                                     8,174        40,163          93,221        59,683
Income tax expense                                                   2,878        15,750          34,987        23,515
                                                                 ---------      --------       ---------     ---------
           Income before extraordinary item                          5,296        24,413          58,234        36,168
Extraordinary item:
  Penalties on early repayment of FHLB advances, net
      of tax benefit of $578                                           -             -               -            (963)
                                                                 ---------      --------       ---------     ---------
           Net income                                                5,296        24,413          58,234        35,205
Dividends on preferred stock                                           -             -               -             678
                                                                 ---------      --------       ---------     ---------
       Net income available to common shareholders                $  5,296      $ 24,413        $ 58,234      $ 34,527
                                                                 ---------      --------       ---------     ---------
                                                                 ---------      --------       ---------     ---------
Per common share:
  Income before extraordinary item                                $    .15      $    .68        $   1.64      $   1.00
  Extraordinary item                                                   -             -               -            (.03)
                                                                 ---------      --------       ---------     ---------
  Net income                                                      $    .15      $    .68        $   1.64      $    .97
                                                                 ---------      --------       ---------     ---------
                                                                 ---------      --------       ---------     ---------

  Dividends declared                                              $  .1875      $ .15625        $ .53125      $  .4375
                                                                 ---------      --------       ---------     ---------
                                                                 ---------      --------       ---------     ---------
--------------------------------------
(1)  Includes $5,000 in merger-related provisions.



                                             TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                            (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                                             (Unaudited)

                                                                                        At               At
                                                                                   September 30,     December 31,
                                                                                       1996             1995
                                                                                   ------------      -----------
                                         ASSETS
Cash and due from banks                                                             $  205,741       $  233,619
Interest-bearing deposits with banks                                                   333,132              533
Federal funds sold                                                                       5,000              -
U.S. Government and other marketable securities
     held to maturity (fair value of $3,856 and $3,716)                                  3,856            3,716
Federal Home Loan Bank stock, at cost                                                   58,811           60,096
Securities available for sale (amortized cost of
     $1,005,515 and $1,182,240)                                                        997,964        1,201,490
Loans held for sale                                                                    223,327          242,413
Loans:
     Residential real estate                                                         2,312,977        2,618,725
     Commercial real estate                                                            901,838          970,763
     Commercial business                                                               154,195          167,663
     Consumer                                                                        1,768,275        1,593,439
     Unearned discounts and deferred fees                                              (87,777)         (73,489)
                                                                                  ------------      -----------
         Total loans                                                                 5,049,508        5,277,101
         Allowance for loan losses                                                     (71,581)         (65,695)
                                                                                  ------------      -----------
             Net loans                                                               4,977,927        5,211,406
Premises and equipment                                                                 126,424          120,763
Real estate:
     Total real estate                                                                  15,985           24,466
     Allowance for real estate losses                                                   (1,157)          (1,526)
                                                                                  ------------      -----------
         Net real estate                                                                14,828           22,940
Accrued interest receivable                                                             42,931           49,120
Goodwill                                                                                10,675           11,503
Deposit base intangibles                                                                11,362           12,918
Mortgage servicing rights                                                               17,239           16,286
Other assets                                                                            85,249           53,108
                                                                                  ------------      -----------
                                                                                    $7,114,466       $7,239,911
                                                                                  ------------      -----------
                                                                                  ------------      -----------

                                               LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Checking                                                                       $1,184,047       $1,103,272
     Passbook and statement                                                            806,209          841,115
     Money market                                                                      628,932          616,667
     Certificates                                                                    2,399,484        2,630,498
                                                                                  ------------      -----------
         Total deposits                                                              5,018,672        5,191,552
                                                                                  ------------      -----------
Securities sold under repurchase agreements                                            481,533          438,426
Federal Home Loan Bank advances                                                        919,542          893,587
Subordinated debt                                                                       13,397           13,520
Collateralized obligations                                                              40,727           41,391
Other borrowings                                                                        13,515           54,520
                                                                                  ------------      -----------
         Total borrowings                                                            1,468,714        1,441,444
Accrued interest payable                                                                18,446           14,905
Accrued expenses and other liabilities                                                  86,119           64,335
                                                                                  ------------      -----------
         Total liabilities                                                           6,591,951        6,712,236
                                                                                  ------------      -----------
Stockholders' equity:
     Preferred stock, par value $.01 per share, 30,000,000
         shares authorized; none issued and outstanding                                    -                -
     Common stock, par value $.01 per share, 70,000,000
         shares authorized; 35,939,713 and 35,604,531
         shares issued                                                                     359              356
     Additional paid-in capital                                                        249,349          243,122
     Unamortized deferred compensation                                                  (8,642)         (11,195)
     Retained earnings, subject to certain restrictions                                323,293          283,821
     Loan to Executive Deferred Compensation Plan                                          (85)            (131)
     Unrealized gain (loss) on securities available for
          sale, net                                                                     (4,993)          11,702
     Treasury stock, at cost, 1,069,518 shares in 1996                                 (36,766)             -
                                                                                  ------------      -----------
         Total stockholders' equity                                                    522,515          527,675
                                                                                  ------------      -----------
                                                                                    $7,114,466       $7,239,911
                                                                                  ------------      -----------
                                                                                  ------------      -----------


                   TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER-SHARE DATA)
                                   (Unaudited)

                                                                             At               At
                                                                         September 30,     December 31,
                                                                             1996            1995
                                                                       ----------------   ---------------
OTHER FINANCIAL CONDITION DATA:

  Tangible net worth                                                      $  511,840       $  516,172
  Stockholders' equity to total assets                                          7.34%            7.29%
  Book value per common share                                             $    14.98       $    14.82
  Tangible book value per common share                                         14.68            14.50
  Non-performing assets:
      Non-accrual loans                                                   $   32,830       $   44,328
      Real estate and other assets                                            18,074           26,402
                                                                          ----------       ----------
        Total non-performing assets                                       $   50,904       $   70,730
                                                                          ----------       ----------
                                                                          ----------       ----------

  Troubled debt restructured loans                                        $    3,042       $    1,612
  Accruing loans 90 days or more past due                                         90              761
  Allowance for loan losses as a percentage
    of gross loans                                                              1.39%            1.23%

  Residential mortgage servicing portfolio:
      Loans and mortgage-backed securities serviced
        for TCF Financial Corporation and Subsidiaries                    $2,508,991       $2,838,686
      Loans serviced for third-parties                                     4,505,901        4,476,214
                                                                          ----------       ----------
        Total residential mortgage servicing portfolio                    $7,014,892       $7,314,900
                                                                          ----------       ----------
                                                                          ----------       ----------

  TCF Bank Minnesota fsb regulatory capital ratios:
      Tangible capital                                                          6.64%            7.03%
      Core capital                                                              6.66             7.06
      Risk-based capital                                                       11.89            12.78

  Great Lakes Bancorp regulatory capital ratios:
      Tangible capital                                                          7.60             6.81
      Core capital                                                              8.01             7.23
      Risk-based capital                                                       15.24            13.63



                                             TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                                    CONSOLIDATED AVERAGE BALANCE SHEETS, INTEREST AND DIVIDENDS
                                        EARNED OR PAID, AND RELATED INTEREST YIELDS AND RATES
                                                       (DOLLARS IN THOUSANDS)
                                                             (UNAUDITED)


                                                                    Three Months Ended September 30,
                                         -------------------------------------------------------------------------------------
                                                           1996                                         1995
                                         --------------------------------------------  ---------------------------------------
                                                                           Interest                                  Interest
                                               Average                    Yields and      Average                   Yields and
                                               Balance     Interest       Rates (1)       Balance     Interest      Rates (1)
                                               -------     --------       ----------      -------     --------      ----------
Assets:
 Investments                                $   57,811      $ 1,041         7.20%      $   74,643     $  1,334         7.15%

 Securities available
   for sale                                  1,020,196       18,228         7.15           36,693          595         6.49

 Loans held for sale                           225,550        4,351         7.72          262,617        5,252         8.00

 Mortgage-backed
   securities
   held to maturity                                -             -             -        1,214,772       21,789         7.17

 Loans                                       5,101,738       121,760        9.55        5,330,230      125,066         9.39
                                             ---------       -------        ----       ----------     --------
   Total interest-
     earning assets                          6,405,295       145,380        9.08        6,918,955      154,036         8.91
                                                            --------       -----                      --------        -----

 Other assets                                  426,866                                    462,370
                                            ----------                                 ----------

   Total assets                             $6,832,161                                 $7,381,325
                                            ----------                                 ----------
                                            ----------                                 ----------

Liabilities and
 Stockholders' Equity:
 Non-interest bearing
   deposits                                 $  615,556                                 $  533,443
                                            ----------                                 ----------

 Interest-bearing
   deposits                                  4,346,137       42,090         3.87        4,610,848       48,060         4.17

 Borrowings                                  1,232,161       17,496         5.68        1,620,615       24,489         6.04
                                            ----------      --------                   ----------      -------
   Total interest-
     bearing liabilities                     5,578,298       59,586         4.27        6,231,463       72,549         4.66
                                                            --------       -----                      --------        -----

 Other liabilities                             112,345                                    132,487
                                            ----------                                 ----------

   Total liabilities                         6,306,199                                  6,897,393

 Stockholders' equity:
   Preferred equity                                -                                        6,255
   Common equity                               525,962                                    477,677
                                            ----------                                 ----------
                                               525,962                                    483,932
                                            ----------                                 ----------
   Total liabilities
     and stockholders'
     equity                                 $6,832,161                                 $7,381,325
                                            ----------                                 ----------
                                            ----------                                 ----------
Net interest income                                         $ 85,794                                  $ 81,487
                                                            --------                                  --------
                                                            --------                                  --------
Net interest rate spread                                                    4.81%                                      4.25%
                                                                           -----                                      -----
                                                                           -----                                      -----

Net interest margin                                                         5.36%                                      4.71%
                                                                           -----                                      -----
                                                                           -----                                      -----

(1)   Annualized.



                                             TCF FINANCIAL CORPORATION AND SUBSIDIARIES
                                    CONSOLIDATED AVERAGE BALANCE SHEETS, INTEREST AND DIVIDENDS
                                        EARNED OR PAID, AND RELATED INTEREST YIELDS AND RATES
                                                       (DOLLARS IN THOUSANDS)
                                                             (UNAUDITED)


                                                     Nine Months Ended September 30,
                              ----------------------------------------------------------------------------
                                              1996                                    1995
                              --------------------------------------- ------------------------------------
                                                            Interest                            Interest
                                  Average                  Yields and    Average               Yields and
                                  Balance      Interest     Rates (1)    Balance     Interest   Rates (1)
                                  -------      --------    ----------    -------     --------  ----------
Assets:
 Investments                   $   61,004      $  3,211      7.02%    $   88,122     $  4,606    6.97%

 Securities available
   for sale                     1,078,355        57,750      7.14         64,746        3,497     7.20

 Loans held for sale              237,068        13,461      7.57        226,657       13,825     8.13

 Mortgage-backed
   securities
   held to maturity                   -             -          -       1,312,909       70,216     7.13

 Loans                          5,155,855       366,245       9.47     5,261,102      362,324     9.18
                               ----------      --------               ----------     --------
   Total interest-
     earning assets             6,532,282       440,667      8.99      6,953,536      454,468     8.71
                                               --------     -----                    --------    -----

 Other assets                     431,635                                453,721
                               ----------                             ----------

   Total assets                $6,963,917                             $7,407,257
                               ----------                             ----------
                               ----------                             ----------

Liabilities and
 Stockholders' Equity:
 Non-interest bearing
   deposits                    $  591,813                             $  494,681
                               ----------                             ----------

 Interest-bearing
   deposits                     4,435,122       129,760      3.90      4,736,406      145,446     4.09

 Borrowings                     1,294,307        54,783      5.64      1,568,617       72,595     6.17
                               ----------      --------               ----------     --------

   Total interest-
     bearing liabilities         5,729,429      184,543      4.29      6,305,023      218,041     4.61
                                               --------     -----                    --------    -----

 Other liabilities                113,985                                128,753
                               ----------                             ----------

   Total liabilities            6,435,227                              6,928,457

 Stockholders' equity:
   Preferred equity                   -                                   17,514
   Common equity                  528,690                                461,286
                               ----------                             ----------
                                  528,690                                478,800
                               ----------                             ----------

   Total liabilities
     and stockholders'
     equity                    $6,963,917                             $7,407,257
                               ----------                             ----------
                               ----------                             ----------

Net interest income                            $256,124                              $236,427
                                               --------                              --------
                                               --------                              --------

Net interest rate spread                                     4.70%                               4.10%
                                                            -----                               -----
                                                            -----                               -----

Net interest margin                                          5.23%                               4.53%
                                                            -----                               -----
                                                            -----                               -----

(1)  Annualized.
